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                                                                   Exhibit 10.29

                      STANDARD COMMERCIAL-INDUSTRIAL LEASE

     1. PARTIES. This Lease dated for reference purposes only DECEMBER 30, 1997 is made by and between TUCSON TECH PARK (herein called "Lessor") and IMARX PHARMACEUTICAL CORPORATION (herein called "Lessee")

     2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental and upon all the conditions set forth herein that certain real property situated in the County of Pima State of Arizona commonly known as: Suite 100, located at 1700 East 18th Street, Tucson, Arizona 85719. Approximately 1500 sq ft as shown on the attached site plan.

and described on Exhibit A attached premises outlined in red hereto and made a part hereof. Said real property including the land and all improvements thereon is herein called "the Premises". All dimensions and areas quoted herein are approximate.

     3. TERM.

          3.1 TERM. The term of this Lease shall be for one year less 15 days commencing on February 15, 1998 and ending on January 31, 1999 unless sooner terminated pursuant to any provision hereof.

          3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date. Lessor shall not be subject to any liability therefore, nor shall failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however that if Lessor shall not have delevered possession of the Premises within sixty
(60) days from said commencement date. Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date such occupancy shall be subject to all provisions hereof: Such occupancy shall not advance the termination date and Lessee shall pay rent for such period at the initial monthly rates set forth below. If Lessor by reason outside the reasonable control of Lessor cannot deliver said premises within ninety (90) days from said commencement date, Lessor may at Lessor's option, by notice in writing within ten (10) days thereafter cancel this Lease.

     4. RENT. Lessee shall pay by the first day of each month, Lessor a monthly rental of eight hundred forty and no/00 dollars ($840.00) in lawful money of the United States of America for each and every month of the Lease. The Lessee further agrees to pay in addition to the rent as provided herein all privilege, sales, excise and other taxes (except income taxes) imposed by State Federal, or municipal upon the rentals herein provided to be paid by the Lessee to the Lessor. Said payment shall be in addition to and accompanying each rental payment made by Lessee to Lessor.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. The rent due under terms of this Paragraph may be modified by Paragraph Eleven
(11) below.

     5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $840.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lessor of this Lease. Lessor may use apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby If Lessor so uses or applies all of any portion of said deposit Lessee shall within ten (10) days after written demand thereof deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a material breach of this Lease Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder said deposit, or so much thereof as has not theretofore been applied by Lessor shall be returned without payment of interest or other increment for its use to Lessee (or at Lessor's option, to the last assignee, if any of Lessee's interest hereunder) at the expiration of the term hereof and after Lessee has vacated the premises.

     6. USE.

          6.1 USE. The Premises shall be used and occupied only for research and associated activities, including but not limited to storage, records maintenance, general office, etc. and for no other purpose Lessess shall not use, or permit to be used, the Premises or any part thereof for any purpose or purposes other than the purposes or purposes for which said Premises are hereby leased: and no use shall be made or permitted to be made of said premises which will increase the existing rate of insurance upon the building in which said Premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any article which may be prohibited by standard form of fire insurance policies.

          6.2 COMPLIANCE WITH LAW. Lessee shall at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

          6.3 CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal county and state laws ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act. the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

     7. MAINTENANCE, REPAIRS AND ALTERATIONS.

          7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraph 9 and except for damage caused by any negligent or intentional act or ommission of Lessee. Lessee's agents employees, or invitees Lessor, at Lessor's expense shall keep in good order, condition, and repair the foundations, exterior walls, and the exterior roof of the Premises. The Lessee shall give the Lessor prompt notice of any defects or breakage in the structure, equipment fixtures, or of any unsafe conditions upon or within the Leased Premises Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of lessor's failure to keep the Premises in good order, condition, and repair.

          7.2 LESSEE'S OBLIGATIONS.

               (a) Subject to the provision of Paragraphs 7 and 9, Lessee, at Lessee's expense shall keep in good order and in a neat and sanitary condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing. all plumbing, heating air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls ceilings, windows, doors plate glass and skylights, located within the Premises, and all landscaping, driveways, parking lots fences and signs located in the Premises and all areas immediately adjacent to the Premises Notwithstanding the foregoing, the Lessor shall maintain and repair at Lessee's expense the healing and cooling equipment and shall bill Lessee for said work

               (b) If Lessee fails to perform Lessee s obligations under this Paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after ten
(10) days prior written notice to Lessee and put the same in good order condition and repair, and the cost thereof together with interest thereon shall be due and payable as additional rent to Lessor together with Lessees next rental installment

          7.3 ALTERATIONS AND ADDITIONS.

               (a) Lessee shall not without Lessor's prior written consent make any alterations improvements or additions in on or about the Premises Lessor may require that Lessee, at Lessee's expense remove any or all of said alterations, improvements, or additions at the expiration of the term, and restore the Premises to their prior condition. Should Lessee make any alterations improvements or additions without the prior approval of Lessor. Lessor may require that Lessee remove the same. Anything herein contained to the contrary notwithstanding Lessee shall not drill punch or otherwise cause any crack, hole opening or other break in the roof or roof area or roof supports, or in the floors on the walls or in other permanent areas or structures without first receiving the prior written consent of Lessor.
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               (b) Any alterations improvements or additions in, or about the
Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans if Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner in addition Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated costs of such improvements to insure Lessor against any liability for mechanics and materialmen's liens and to insure completion of the work.

               (c) Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises or any interest therein Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law if Lessee shall in good faith contest the validity of any such lien, claim or demand then Lessee shall at its sole expense defend itself and Lessor against the same and shall pay and satisy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require. Lessee shall furnish to Lessor a surely bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim in addition Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

               (d) Unless Lessor requires their removal as set forth in Paragraph 7.3(a) all alterations improvements and additions which may be made on the Premises shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term or on sooner termination thereof.

8. INSURANCE: INDEMNITY.

          8.1 LIABILITY INSURANCE. Lessee shall at Lessee's expense obtain and keep in force during the, term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership use occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $300,000 for injury to or death of one person in any one accident or occurrence and (Illegible) amount of not less than $500,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $50,000. The limits of said insurance shall not, however limit the liability of Lessee hereunder in the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto if Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of lessee.

          8.2 PROPERTY INSURANCE.

               (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and loss of rents, but not Lessee's fixtures equipment or tenant improvements in such amount as Lessor shall determine providing protection against all perils included within the classification of fire extended coverage vandalism malicious mischief, special extended pents (all risk) but not plate glass insurance.

               (b) Lessee shall pay to Lessor during the term hereof in addition to the rent the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid during the Base Period as hereinafter define, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises or increased valuation of the Premises or general rate increases. In the event that the Premises have been occupied previously the words "Base Period" shall mean the last twelve months of the prior occupancy and in the event that the Premises have never been previously occupied the words "Base Period" shall mean the lowest premium reasonably obtainable for the said insurance for the Premises assuming the most nominal use of the Premises.

               (c) If the Premises being leased herein are part of a larger property, then Lessee shall not be responsible for paying any increase in the property insurance caused by the acts or omissions of any other tenant of the building in which the Premises are a part.

               (d) Lessee shall pay any such premium increases to Lessor within thirty (30) days after receipt by Lessee of a copy of the premium statement of other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed if the term of this Lease does not expire concurrently with the expiration of the period covered by such insurance Lessee's liability for premium increases shall be prorated to on an annual basis.

          8.3 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days prior written notice to Lessor Lessee shall, within ten (10) days prior to the expiration of such policies furnish Lessor with renewals or binders thereof, or Lessor may order such insurance and charge the cost thereof to Lessee which amount shall be payable by Lessee upon demand Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

          8.4 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other or against the officers employees, agents and representatives of the other, for business interruption or for loss of or damage to such waiving party or its property or the property of others under its control where such business interrupting loss or damage is insured against under any insurance policy in force at the time of such business interrupting loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessees business or from any activity, work or things done permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents contractors or employees, and from and against all costs attorney's fees expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor.

          8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods wares merchandise or other property of Lessee, Lessee's employees, invitees customers or any other person in or about the Premises nor shall Lessor be liable for / injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances plumbing air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises, are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is in accessible to lessee.

9. DAMAGE OR DESTRUCTION

          9.1 PARTIAL DAMAGE-INSURED. Subject to the provisions of Paragraphs
9.3 and 9.4 if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained and pursuant to Paragraph 8.2. Lessor shall at Lessor's expense repaire such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessees fixtures, equipment or tenant improvements.

          9.2 PARTIAL DAMAGE-UNINSURED. Subject to the provisions of Paragraphs
9.3 and 9.4 if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.2. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessees intention to repair such damage at Lessees expense without reimbursement from Lessor, in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

          9.3 TOTAL DESTRUCTION. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

          9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

          9.5 ABATEMENT OF RENT; LESSEES REMEDIES.

               (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9 an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall in addition return to Lessee so much of Lessees security deposit as has not therefore been applicable (Illegible)
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     9.7 WAIVER. Lessee waives the provisions of A R S Section 33-343 which relate to the termination of a lease when the leased premises is destroyed and agrees that such event shall be governed by the terms of this Lease.

10. TAXES.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay to delinquency all taxes assessed against and levied upon trade fixtures furnishings equipment and all other personal property of Lessee contained in the Premises of elsewhere when possible Lessee shall cause said trade fixtures furnishings equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement selling forth the taxes applicable to Lessee's property.

     10.5 TRANSACTION PRIVILEGE TAX. Lessee shall pay at the time of and in addition to the rent as additional rent any sales gross income rental occupancy, transaction privilege tax or other like tax measured by or imposed upon the rent paid by Lessee under this Lease by any governmental authority pursuant to any present or future law.

12. UTILITIES. Lessee shall pay for all water gas heat light power telephone and other utilities and services supplied to the Premises together with any taxes thereon. If any such services are not separately metered to Lessee. Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

13. ASSIGNMENT AND SUBLETTING.

     13.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign transfer, mortgage sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     13.2 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee (Illegible) the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

14.  DEFAULTS; REMEDIES.

     14.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder. as and when due.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to
Lessee: provided, however, that if the nature, of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors: (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days: (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days: or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     14.2 REMEDIES. In the event of any such material default or breach by Lessee. Lessor may at any lime thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Re-enter upon the Premises with or without process of law and take possession of the same and of all trade fixtures, furnishings and equipment of Lessee including the right to change door locks and suspend utilities and services and expel or remove Lessee and all other parties occupying the Premises, using such force as may reasonably be necessary to do so without being liable to Lessee for any loss or damage occasioned thereby Such personal property may be removed by Lessor from the Premises and stored for the account of and at the expense and risk of Lessee or Lessor may, at its option, and after giving Lessee five (5) days prior written notice thereof, sell said personal property at public or private sale for such price and upon such terms as Lessor may determine, applying the proceeds of such sale against the balance owing by Lessee to Lessor under this Lease, including the expense of such removal and sale.

          (b) Terminate this Lease, or from time to lime, without terminating this Lease, relet the Premises or any part thereof on such terms and conditions as Lessor, in its sole discretion, shall determine with the right to make alterations and repairs to said Premises: provided, however, that Lessor shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting In the event Lessor relets the Premises from time to time, the rentals so received shall be applied first to the payment of any obligation other than rent due hereunder from Lessee to Lessor, then to the payment of the cost of such reletting, including attorneys' fees and broker's commission, which Lessor may have paid or incurred in connection with such repossession and reletting, then to the payment of the costs of any alteration or repair to the Premises to make them tenantable or acceptable to a new tenant, then to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by the Lessor and applied in payment of future rent as the same may become due and payable hereunder. Whether or not the premises are relet. Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry and thereafter Lessee shall pay Lessor until the end of the term the amount of all rentals and other charges required to be paid by Lessee hereunder, less the proceeds of such reletting during the term hereof, if any. alter payment of the foregoing expenses.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws and decisions of the State of Arizona Lessor shall not by such re-entry or any other act be deemed to have terminated this Lease or the liability of Lessee for the total rent reserved hereunder unless Lessor shall give to Lessee written notice of Lessor's election to terminate this Lease. In the event that Lessor shall terminate this Lease as provided herein, Lessor shall thereupon be entitled to recover from Lessee the worth, at the time of such termination, or the excess, if any, of the rent and other charges required to be paid by Lessee hereunder for the balance of the term (if this Lease had not been so terminated) over the then reasonable rental value of the Premises for such period.

15. LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises, Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's dasignee within live (5) days alter such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

16. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation," this Lease shall terminate as to the part so taken as of the date the condemning authority lakes title or possession, whichever first occurs. If more than 35% of the floor area of the improvements on the premises or more than 35% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance (Illegible).

award for loss or damage to Lessee's trade fixtures and removable personal property in the event that this Lease is not terminated by reason of such condemnation Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair

17. SURRENDER. Lessee shall on the last day of the term hereof, or upon any earlier termination of this Lease, surrender and deliver up the Premises to Lessor without delay and in good order, condition and repair broom-clean, ordinary wear and tear excepted. All furniture furnishings, fixtures and equipment, installed or used in the operation of the Premises, shall throughout the term of this Lease, be the property of Lessee. At the expiration or earlier termination of this Lease, provided Lessee is not in default hereunder, Lessee may remove its unattached, movable equipment and trade fixtures. Upon the expiration or termination of this Lease, if so requested by Lessor, Lessee shall within ten (10) days following such expiration or termination, remove all such fixtures and equipment installed on the Premises by Lessee, whether or not such fixtures and equipment are attached to the building or other improvements located on the Premises, unless such removal would cause damage to the Premises which would require substantial repair Lessee shall fully repair all damage of any kind or character to the Premises occasioned by the removal of any fixtures or equipment which repair shall include the patching and filling of holes and repair of structural damage Any fixtures, furnishings, equipment or other personal property of Lessee which shall remain on the Premises or any part thereof for ten (10) days following the expiration or termination of this Lease, at the option of Lessor, shall be deemed to have been abandoned by Lessee and either may be retained by Lessor as its properly or disposed of, without accountability, in such manner as Lessor may determine

18. GENERAL PROVISIONS

          18.1 ESTOPPEL CERTIFICATE

               (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge, and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any. and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises

               (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance

               (c) if Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender Such statements shall include the past three years' financial statements of Lessee All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth

          18.2 LESSOR'S LIABILITY. The term Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the lime of such transfer, in which Lessee has an interest, shall be delivered to the grantee The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership

          18.3 SEVERAVILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof

          18.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 18% per annum from the date due Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

          18.5 TIME OF ESSENCE. Time is of the essence

          18.6 CAPTION. Article and paragraph caption are not a part hereof.

          18.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

          18.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may, from time to time, hereafter designate by notice to Lessee.

          18.9 WAIVER. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding, breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

          18.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purpose.

          18.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of two times the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

          18.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          18.13 CONVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a convenant and a condition.

          18.14 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 18.2, this Lease shall bind the parties, their personal representatives, successors, and assigns. This Lease shall be governed by the laws of the State of Arizona.

          18.15 SUBORDINATION.

               (a) This Lease, at Lessor's option shall be subordinate to any ground lease mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof If any mortgagee, trustee, or ground lessor shall elect to have this Lessee prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior the such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

               (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lessee prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

          18.16 ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

          18.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall the right to enter the Premises at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing he same to prospective purchasers or lenders, and making such attractions, repairs, improvements, or additions to the Premises or to the building of which they are at part as Lessor may deem necessary or desirable Lessor may at any time place on or about the Premises any ordinary For Sale and For Lease signs.

          18.18 SIGNS AND AUCTIONS. Lessee shall not, without the prior written consent of Lessor (a) paint or place any signs on the Premises or anywhere on or in the Building or (b) place any window coverings, serials or (illegible), or the like, on the Premises or anywhere on or in the building visible from outside the Premises Lessor reserves the right to disapprove of signs, window coverings on wholly aesthetic grounds and establish a sign crieteria for the Premises. Lessee shall pay the expenses involved in the erection of any sign and obtaining the permit therefor and the Lessee shall remove said sign at Lessor's option and any window coverings, serials or (illegible) or the like on the termination of this Lease. Lessee shall not conduct any auction or going-out-of-business sale on the Premises without the Lessor's prior written consent.

          18.19 MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, shall not work a merger, and shall at the option of Lessor terminate all or any existing subtenancies or may at the option of Lessor, operate as an assignment to Lessor of any all such subtenancies.

          18.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

19. PARKING AND COMMON AREAS. The Lessee, its agents, employees, and invitees shall be entitled to park in common with other tenants of Lessor providing that if agrees not to over-burden the parking facilities and agrees to cooperate with the Lessor and other tenants in the use of the parking facilities. The Lessor specifically reserves the right in its absolute discretion to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee and other tenants their agent, employees, and business invitees using the parking facilities. All loading operations for receipt or shipment of goods, wares, and merchandise by the Lessee shall be done in the rear of the Leased Premises or in such area therein which is specifically designated in writing by the Lessor.

20. SAFETY. Lessee will maintain on Leased Premises at all times during the terms hereof adequate number, size and type of fire extinguishers as is appropriate to Lessee's business Lessee will at all times adhere to good safety practices or as may be required by safety inspectors. No goods, merchandise or materials shall be kept, stored or sold by Tenant on or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the building of which the premises are a part shall be paid by Tenant to Landlord with the next succeeding installment of rental, Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the premises or the building of which the premises are a part.

21. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building Lessee agrees to pay, as additional rent during the Lease term its prorata share of Lessor's cost of operating, maintaining and repairing such portion of the Premises of such portion of the property of which the Premises are a part which are common areas (Illegible) used or shared by Lessee and other occupants thereof including but not limited to all parking areas, roadways, walkways, truckways, stairways, roofing areas, loading docks delivery areas landscaped areas, maintenance buildings, business center sign, common toilets and washroom facilities and all other facilities provided for the convenience and use of Lessee its agents, employees, and customers. Such costs shall include all costs for utilities, cleaning, garbage and refuse disposal, sweeping landscaping, policing wages supplies and small tools. The proportionate share of the common area cost which Lessee is obligated to pay shall be based upon the ratio that the floor area in the Premises bears to the total floor area in the building or group of buildings of which the Premises are a part. The amount which Lessee is required to pay shall be payable within ten (10) days after receipt by Lessee of a statement for the same. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of this Lease by Lessee.

22. Addition items as set forth below are made a part of this lease.

     Rent is due on the first day of each month. Checks are payable to:

                                TUCSON TECH PARK

Send checks to: Tucson Tech Park
                1700 East 18th Street #101
                Tucson, AZ 85719

                                       OR

drop off at the office. There is a mail slot for your convenience, after hours.

NO OUTSIDE STORAGE IS ALLOWED. Items left out longer that 24 hours will be considered abandoned and handled accordingly by Management. Any costs involved in such removal shall be charged to Lessee.

SEE ADDENDUM which is attached to and made a part of this Lease.

The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures

If the Lease has been filled in it has been prepared for submission to your attorney for his attorney for his approval. No representation or recommendation is made by the Lessor or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this Lease or the transaction relating thereto.

DATE: _______________________________

                             LEASE EXTENSION/RENEWAL
                                    ADDENDUM

This form, when signed by Lessor and Lessee, will serve as an addendum to those certain leases dated December 30, 1997, by and between: "Lessor", TUCSON TECH PARK, and "Lessee", IMARX THERAPEUTIC, INC., for space located at 1700 East 18th Street, Suites 100, 102 and 103, Tucson, Arizona, 85719.

ATTN:    Ms. Jennifer Marshall
         IMARX THERAPEUTIC, INC.
ADDRESS: 1635 East 18th Street
         Tucson, AZ 85719

This Lease shall be extended/renewed for an additional term of twelve (12) months commencing January 1, 2006 and ending December 31, 2006. The base rent shall be two thousand, three hundred, sixty and no/oo dollars, ($2360.00) per month plus applicable rental tax, presently at 2%.

New Base Rent:   $2360.00
Tax @ 2%            47.20
                 --------
Monthly Total    $2407.20

All other terms and conditions of the Lease shall remain the same.

Please note, this increase is to be effective January 1, 2006.

MAKE CHECKS PAYABLE TO: TUCSON TECH PARK
                        (PLEASE WRITE YOUR SUITE# AND ADDRESS ON YOUR CHECK)

MAIL PAYMENT TO:        TUCSON TECH PARK
                        C/O ASSET WEST MANAGEMENT, LTD.
                        1700 East 18th Street, Suite 101
                        TUCSON AZ 85719

OFFICE: (520)624-1665

                        BETTY JUNE'S PAGER: (800) 251-7893
                        ELDA'S PAGER: 446-2887

OR                      BRING PAYMENT TO THE LEASING OFFICE LOCATED AT:
                        (There is a mail slot in the door for your convenience)

                        1700 EAST 18TH STREET #101

REMINDER:               Rent is due and payable on the 1st of each month and
                        subject to late penalties on the 2nd day.

Lessee's EMERGENCY PHONE NUMBER (Where Lessee can be reached in the event of an EMERGENCY):

(520) 770-1259 OR: (___) ___________________________

IMARX THERAPEUTICS INC                                                   12-9-05
Lessee (Please Print Full Name Above)                                      DATE


/s/ Illegible
-------------------------------------                                    12-9-05
Lessee's Signature                                                         DATE

1635 EAST 18th STREET TUCSON AZ 85719
Lessee's Address (For Notices)

(Illegible)